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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         March 1, 2002

                                CVEO Corporation
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                 (Exact name of registrant specified in Charter)


          Delaware                      1-13430                  04-1419731
-------------------------------- ----------------------- -----------------------
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
       incorporation)                   Number)              Identification No.)


      One High Street, North Andover, MA                           01845
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   (Address of principal executive offices)                      Zip Code


Registrant's telephone, including area code:     978.983.3375
                                                 -------------------------------

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         (Former name and former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

         (a) Pursuant to Bankruptcy Rule 2015, on March 1, 2002 CVEO Corporation (the "Company"), formerly named Converse Inc., filed its monthly operating report covering the period ending January 31, 2002 with the United States Bankruptcy Court for the District of Delaware (the "Court").

         Attached as Exhibit 99.1 to this Form 8-K is the following financial information included in such monthly operating report:

         o Consolidated Balance Sheet as of January 31, 2002.

         o Consolidated Income Statement for the month of January 2002 and the 13 months ended January 31, 2002.

         o Schedule of Cash Receipts and Disbursements January 1, 2002 to January 31, 2002.

         (b) On March 6, 2002, the Company filed with the Court a proposed Chapter 11 Plan (the "Plan") and a related Disclosure Statement. Under the terms of the proposed Plan, when it becomes effective, the outstanding common stock of the Company will be cancelled, and holders of common stock will not receive any distribution in respect thereof. The Plan will only become effective after the necessary Court approvals have been obtained.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)     Exhibits

         99.1    Financial Information

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in North Andover, Massachusetts on March 7, 2002.

                                          CVEO CORPORATION


                                          By: /s/ James E. Lawlor
                                              ----------------------------------
                                              James E. Lawlor
                                              Senior Vice President and
                                              Chief Financial Officer





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                                INDEX TO EXHIBITS


Exhibit                                                                 Page
-------                                                                 ----
99.1     Financial Information                                           4






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